                                  EXHIBIT 10.1

                     INSTALLATION AND MARKETING AGREEMENT,
                            DATED SEPTEMBER 30,1996
                     BETWEEN THE COMPANY AND KINKO'S, INC.























-------------------------------
*Indicates marked portions deleted and filed separately with the Commission pursuant to a confidential treatment request.

                      INSTALLATION AND MARKETING AGREEMENT


          THIS INSTALLATION AND MARKETING AGREEMENT is made and entered into in the State of California this day of 30, September 1996, by and between KINKO'S, INC., a corporation organized and existing under the laws of the State of California ("KINKO'S") and U-SHIP, INC., a corporation organized and existing under the laws of the State of Utah ("U-SHIP"), and is based on the following premises:

          WHEREAS, KINKO'S provides administrative, distribution and real estate services and other business support to operators of the more than 850 retail service locations around the world who are licensed to provide copying and other business services under the trademark, KINKO'S; and

          WHEREAS, U-SHIP engages in the manufacture and sale of self-service, consumer oriented, automated shipping center products, complete with equipment and controlling software, and provides processing services and technical support with respect to such ASC's; and

          WHEREAS, KINKO'S wishes to provide package shipping services, using the automation provided by U-SHIPS ASC's;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, KINKO'S and U-SHIP agree as follows:

1.        THE WORK; EXISTING LEASES.

          A. THE WORK. U-SHIP, at its sole expense, hereby agrees to deliver and install an automated shipping center (ASC) in KINKO'S retail service locations listed on Exhibit A (ASC Site). U-SHIP further agrees to provide the processing services and technical support with respect to such ASC's. The delivery and installation of the automated shipping center and the processing services, technical support and maintenance with respect to such ASC's required of U-SHIP pursuant to this Agreement (collectively, the "Work") is more particularly described on Exhibit B, attached hereto and incorporated herein. This Installation And Marketing Agreement shall constitute the "Agreement" between the parties and shall set forth the rights and liabilities of the parties to this Agreement. To place an order for the delivery and installation of an ASC not included on Exhibit A, KINKO'S will complete an installation request form ("Request") attached hereto and incorporated herein as Exhibit C. Said Request(s) shall not become part of the Agreement until such Request(s) are signed by both parties, including approval of KINKO'S Business Segment Manager. U-SHIP reserves the right to decline to accept any Request for any reason, including but not limited to election not to be subjected to any state's franchise, business opportunity, or other commercial law, or for no reason. U-SHIP hereby agrees to perform the Work in accordance with the terms and conditions of this Agreement. To the extent that a conflict exists between the terms and cond. itions of Exhibit C and the terms and conditions of the Agreement, the Agreement shall control.

     B. BUY-OUT AND CONVERSION OF EXISTING LEASES. The Parties hereby acknowledge and agree that KINKO'S has previously entered into Lease Agreements with Bank of Bismarck and/or U-SHIP for ASC's in the States of Arizona, Minnesota, Illinois and Tennessee ("Existing Leases") all as more
particularly described in Exhibit D.   Within thirty (30) days of the
"Effective Date," U-SHIP shall complete any and all documents necessary to buy-out the Existing Leases and the subject ASC's will remain at the KINKO'S locations described in Exhibit D but shall be thereafter be governed by the terms and conditions of this Agreement. The "Installation Term" as to each such ASC shall commence on the "Effective Date" of this Agreement.

2. TERM OF AGREEMENT AND INSTALLATION TERM; EFFECT OF EXPIRATION OF TERM. The term of this Agreement shall commence on the date that this Agreement is fully executed by both parties hereto (the "Effective Date") and shall expire on December 31, 1997 ("Expiration Date"). Any ASC's installed in accordance with the terms and conditions of this Agreement shall remain in operation at the site of installation for Thirty-six (36) months from the date of installation ("Installation Term"), notwithstanding the earlier expiration of this Agreement. The obligations of the parties pursuant to this Agreement shall survive the expiration of this Agreement throughout the Installation Term for each ASC remaining in operation as of the Expiration Date. Upon expiration of this Agreement (except as to those ASC's remaining in operation as of the Expiration Date the following shall apply upon the expiration of the Installation Term) the software license, maintenance agreements, and services agreements related to each ASC shall automatically and simultaneously terminate and U-SHIP shall promptly disassemble and remove each ASC.

3.   *









4. INSTALLATION OF ASC'S. Prior to the installation of an ASC in an ASC Site, KINKO'S, at its sole cost, shall prepare the ASC Site according to the specifications set forth in Exhibit E. KINKO'S shall pay the basic charges for telephone lines, directly to the appropriate phone company, but KINKO'S shall not be responsible for per-call charges for data transfer from each ASC. KINKO'S shall allow U-SHIP to install ASC's at up to Two hundred fifty (250) KINKO'S locations during the term of this agreement, subject to prior written approval of KINKO'S U-SHIP Business Segment Manager of the Installation Requisition. Once an ASC is installed in accordance with the terms and conditions of this Agreement, KINKO'S shall not relocate ASC's without the prior written consent of U-SHIP, which consent will not unreasonably be withheld. U-SHIP will consider requests to install ASC's at locations outside the United States. U-SHIP'S consent to such requests may involve terms and conditions different from and additional to those provided herein, if required by law.

5. CLEANING AND MONITORING OF ASC'S. KINKO'S, at its sole cost, shall provide for each ASC regular site services such as cleaning of the ASC and surrounding area and restocking of label and printer paper and daily examination of the ASC for damage. KINKO'S shall collect cash payments on
behalf of U-SHIP made by ASC users.   KINKO'S shall report promptly to U-SHIP
by telephone any visible ASC damage and any reported service problems or nonfunctioning of the ASC.

6. SOFTWARE DEVELOPMENT. The parties have discussed possible development of software products by U-SHIP specifically for KINKO'S, but any such development shall be the subject of a separate agreement.

7. SOFTWARE LICENSE AND MAINTENANCE. Each ASC shall incorporate software for operating the ASC and for processing data entered. In the event that such software is licensed by a third party as an operating system of the computer, U-SHIP shall notify KINKO'S of the existence of restrictions under such license and a copy of the relevant license(s) shall be attached as Exhibit E. With respect to the software licensed and provided by U-SHIP for use by KINKO'S (the "U-SHIP Software"), the following terms and

-------------------------------
*Indicates marked portions deleted and filed separately with the Commission pursuant to a confidential treatment request.

conditions apply to KINKO'S' use of such U-SHIP Software. All U-SHIP Software supplied to KINKO'S or installed in the ASC's is covered by this license, regardless of whether separately listed on any listing or presentation of software products of U-SHIP supplied to KINKO'S.

8. GRANT OF LICENSE: LIMITATIONS. U-SHIP hereby grants to KINKO'S, for the U-SHIP Software provided to or with each ASC, a single, non-transferable, and nonexclusive license to use the U-SHIP Software in the normal operation of the ASC. No right, title, or interest in the U-SHIP Software or any part of it or in the ASC hardware is transferred hereby; KINKO'S does not hereby acquire any right, title, or interest in the screens, appearance, "look and feel," designs, icons, or other characteristics or parts of the U-SHIP Software and/or ASC hardware. KINKO'S shall have no right to alter, sublicense, copy, or distribute the U-SHIP Software or any part of it, and KINKO'S shall not examine, reverse compile, or reverse engineer the U-SHIP Software or clone it (or any part of it) or adopt it or any part of it as KINKO'S' own, or translate the U-SHIP Software into any computer language (e.g., COBOL, C, etc.) or human language (e.g., French) other than the language in which it is supplied.

9. PROPRIETARY NOTICES. All or a part of the U-SHIP Software may have been patented. Patent or copyright notices may have-been included in the U-SHIP Software for protective purposes, but such notices shall not be construed as evidencing publication of the U-SHIP Software.

10. CONFIDENTIALITY OF SOFTWARE. The U-SHIP Software and information pertaining to it, to the extent not published by U-SHIP, is confidential. Title to the U-SHIP Software remains at all times in U-SHIP. KINKO'S shall notify its employees of the confidential nature of the software and related information of U-SHIP and shall be responsible for ensuring that such employees do not disclose such information in violation of the terms of this Agreement.

11. UPDATES AND ENHANCEMENTS. From time to time, U-SHIP may offer updates and/or enhancements to the U-SHIP Software. Updates are features, minor enhancements, or problem corrections that are added to the U-SHIP Software and which shall be issued periodically to KINKO'S for no additional cost. U-SHIP may also develop additional features that add significant functionality to the U-SHIP Software which may be licensed separately as enhancements. If KINKO'S elects to purchase a license for an enhancement, KINKO'S shall be charged the then current price therefor, and such enhancements shall be covered by the terms of this Agreement.

12.  COMMISSIONS PAYABLE.

     A.  *







     B. Within thirty (30) days following the end of each calendar month during the term beginning with the Effective Date, U-SHIP shall furnish to KINKO'S complete and accurate statements of shipments made during the calendar month certified to be accurate by a designated representative of U-SHIP. Such statements shall reflect cash payments made by ASC users collected by KINKO'S as a credit to U-SHIP. It is a material term and condition of this Agreement that shipments be reported on a store by store basis. Receipt or acceptance by KINKO'S of any of the statements furnished pursuant to this Agreement or of

-------------------------------
*Indicates marked portions deleted and filed separately with the Commission pursuant to a confidential treatment request.

any sums paid hereunder shall not preclude KINKO'S from questioning the correctness thereof at any time, and in the event that any inconsistencies or mistakes are discovered in such statements or payment, they shall immediately be rectified and the appropriate payments made by U-SHIP or KINKO'S as the case may be. Any payments which are made hereunder by U-SHIP or KINKO'S, as the case may be, after the due date required therefore, shall bear interest at the then current prime rate (or the maximum rate permissible by law, if less than the current prime rate) from the date such payments are due to the date of payment.

     C. U-SHIP shall maintain complete and accurate records in accordance with generally accepted accounting principles to substantiate all of U-SHIP'S Commission payments hereunder including without limitation, invoices, correspondence, banking and financial records. U-SHIP shall retain such records for three (3) years from the expiration or earlier termination of this Agreement or any renewals hereof. At any time during the term of this Agreement and for three (3) years following the expiration or earlier termination of this Agreement, upon five (5) days written notice to U-SHIP, KINKO'S or its nominees shall have the right to inspect and audit U-SHIP'S books and records as they relate in any manner to this Agreement and the
relationship of the parties.   U-SHIP agrees not to cause or permit any
interference with KINKO'S or KINKO'S nominees in the performance of their duties of inspection and audit. The exercise by KINKO'S in whole or in part, or at any time or times of the right to audit records, the acceptance by KINKO'S of any statement or statements or the receipt and deposit by KINKO'S of any payment tendered by or on behalf of U-SHIP shall be without prejudice to any rights or remedies of KINKO'S and shall not stop or prevent KINKO'S from thereafter disputing the accuracy of any such statement or payment. Should an inspection or audit conducted pursuant hereto reveal any shortfall, U-SHIP shall pay to KINKO'S an amount equal to such shortfall together with the interest thereon at the then current prime rate from the date such amount became due until the date of payment. Nothing herein shall be construed to prevent KINKO'S and/or its duly authorized representatives from testifying in any court of competent jurisdiction with respect to the information obtained as a result of such inspection or audit in any action instituted to enforce the rights of KINKO'S under the terms of this Agreement.

13. FORCE MAJEURE. Notwithstanding anything herein to the contrary, neither party shall be responsible for failure to fulfill its non-monetary obligations under this Agreement due to fire, flood, war, labor disputes, shortages, riots, insurrections, explosions, earthquakes, acts of god or any other cause beyond its control and without its fault or negligence provided it promptly notifies the other party of its inability to fulfill its non-monetary obligations, the cause of its inability to fulfill its non-monetary obligations, and the non-performing parties' reasonable estimation of the duration of its inability to fulfill its non-monetary obligations provided the non-performing party exercises reasonable efforts to commence fulfillment of its obligations hereunder as soon as possible and proceeds to perform with dispatch once the cause(s) are removed or cease.

14. TITLE AND RISK OF LOSS. Title to the ASC's shall remain in U-SHIP and risk of loss pertaining to the ASC(s) shall be borne by U-SHIP at all times during this Agreement, except that U-SHIP shall not bear the risk of loss to the ASC(s) occurring after installation of the ASC at the installation site in the event such loss arises pursuant to accident, disruption or surge of electrical power, fire, flood or any other casualty, repair or attempted repair by anyone not authorized by U-SHIP, or neglect, misuse or abuse by KINKO'S or others at the installation site, other than representatives of U-SHIP.

15. MUTUAL INDEMNIFICATION. Each party shall indemnify, defend and hold the other harmless from and against all liability, claims, actions, suits and other proceedings of any nature whatsoever, and any and all losses, judgments, damages, expenses or other costs (including reasonable counsel fees and disbursements and court costs), which the other party may incur, suffer, become liable for, or which may be asserted against the other party as a result of (i) the acts, errors or omission of such party or its directors, officers, employees, contractors, agents or assigns, as a result of or while performing its or their obligations hereunder and/or (ii) any breach or violation by such party of any of the terms and provisions of this Agreement. The indemnification provided by, or granted pursuant to, the provisions of this Paragraph, shall not be deemed exclusive of any other rights to which a party may be entitled. All rights to indemnification under this provision shall be deemed to be provided by a contract between the parties while this Agreement and relevant provisions of applicable law, if any, are in effect. Any repeal or modification hereof or thereof shall not affect any such rights then existing. The indemnification provided by, or granted pursuant to this provision shall, unless otherwise provided, inure to the benefit of each party and its successors and assigns. Any indemnification due pursuant to the terms herein shall be made promptly, and in no event later than thirty (30) days, after such party's receipt of written request therefor.

16. MUTUAL OBLIGATION TO PURCHASE INSURANCE. Without limiting the foregoing indemnification obligations, each party agrees to maintain at its own expense, during the term of this Agreement and for one (1) year hereafter, with an insurer or insurers reasonably acceptable to the other party, the following insurance coverage: (a) commercial general liability insurance including products/completed operations, blanket contractual liability, and personal injury and advertising injury liability coverage in amounts no less than Two Million Dollars ($2,000,000.00) combined single limit for each single occurrence for bodily injury and property damage and Two Million Dollars ($2,000,000.00) in the general aggregate, and (b) product liability insurance providing adequate protection for both parties against any such claims or suits in amounts no less than Two Million Dollars ($2,000,000.00). Within thirty (30) days from the Effective Date hereof each party shall submit to the other party a certificate evidencing such insurance, that such party has been named as an additional insured party on said insurance and, with respect to any claim for which the insuring party is obligated to indemnify the other party, that said insurance shall be primary coverage before any other similar insurance available to the other party. The certificate shall provide for at least thirty (30) days advance written notice to the other party of any cancellation or reduction in such coverage.

17. TERMINATION FOR DEFAULT. Upon the occurrence of a material default by the other party in the performance of the terms and conditions of this Agreement, either party may, by written notice to the other party, terminate this Agreement in whole or in part including the termination of any installation of an ASC pursuant to this Agreement. The following events shall constitute a material default:

     (1) The failure of the other party to pay any monies upon the terms contained herein;

     (2) The failure of the other party to perform any of its obligations under this Agreement; or

     (3) The other party shall become bankrupt, have an order of receivership issued against it, file a petition in bankruptcy, make an arrangement with or assignment in favor of the creditors or go into liquidation (other than voluntary liquidation for purposes of merger or reorganization, where it does not result in any material diminution of the other party's ability to perform its obligation hereunder); or

     (4) The sale or transfer of control of the other party or substantially all of the assets thereof to an unrelated entity. In the event that a party hereto (a) merges with one or more other entities licensed to use the such party's trademark, or (b) assigns all its right, title and interest in this Agreement to the owner/licensor of said trademark, such a transfer shall be specifically excluded as an event of default for purposes of this Agreement.

Either party's right to terminate this Agreement for any of the reasons listed hereinabove may be exercised if the defaulting party does not promptly implement the necessary measures to correct such failure within thirty (30) days (or more if authorized in writing by the non-defaulting party) after receipt of notice from the non-defaulting party specifying in reasonable detail the failure and if the defaulting party does not continue to diligently prosecute the cure to completion.

18. NON-DISCLOSURE/CONFIDENTIALITY. KINKO'S and U-SHIP may exchange business information or technical information during the term of this Agreement that is proprietary to the disclosing party and considered by it to be a trade secret ("Confidential Information"). If at the time of disclosure such information is identified in writing as proprietary, or identified as proprietary with follow-up written notification thereof within ten (10) days, then the receiving party will guard its confidentiality with the same degree of care that such party replies to its own proprietary information, but at least using reasonable care. This obligation shall survive any termination of this Agreement but shall not apply to information which:

    a) Was in the receiving party's possession, without restriction, prior to its receipt from the disclosing party;

    b) Is independently developed by the receiving party without using Confidential Information of the disclosing party;

    c)  Is or becomes public knowledge without fault of the receiving party;

    d) Is or becomes available to the receiving party, validly without restriction, from a source other than the disclosing party;

    e) Becomes available to a third party from the disclosing party, without restriction;

    f) Is publicly disclosed (not under adequate protective order) by the receiving party under an order of a court or government agency, provided that the receiving party provides prior written notification to the disclosing party of such obligation and of any opportunity to oppose such order.

The terms of this Agreement, but not its existence or the number of ASC's installed hereunder, shall be considered confidential and subject to provisions of this Section 19. In the event the parties agree to disclose any of the terms of this Agreement, each party shall in each instance obtain the prior written approval of the other concerning the exact text and timing of news releases, articles, brochures, advertisements, prepared speeches and other information concerning such terms.

19. PROTECTION OF THE MARK. During the term of this Agreement, U-SHIP agrees to refrain from any unauthorized use of the trademark, KINKO'S (the "Mark") and agrees to assure usage of the Mark solely as approved hereunder and as otherwise approved in writing by KINKO'S. U-SHIP shall not use, or permit the use of, the Mark in written and/or oral communication(s) or in any other manner or form without prior written consent for each and every such use.
This Agreement does not constitute a grant of a license to KINKO'S for use any of U-SHIP'S trademarks, logos or trade names; to the extent trademarks, logos or trade names appear on an ASC, on screen or on line, the same are for identification purposes and no proprietary right or license is hereby given to KINKO'S.

20. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants the following:

     a. That the execution and delivery of this Agreement and the performance of the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary action, and do not contravene, violate, or conflict with, or constitute a default under, any provision or applicable law, regulation, any governing documents, charter or bylaw, or any agreement, license, judgment, injunction, order, decree or other instrument binding on it;

     b. That it has the legal right, power and authority to grant the rights to the other party as set forth herein and to execute and deliver this Agreement and to perform and/or permit all the transactions contemplated hereby;

     c. That it will not harm, misuse or bring into disrepute the trademark(s), commercial symbol(s), trade secret(s), servicemark(s), and logotype(s) of the other party;

     d. That it will not create any expenses chargeable to the other party without such party's prior written approval of said cost;

     e. That it will comply with the terms of this Agreement and all laws and regulations relating or pertaining to the subject matter of this Agreement and shall comply with any regulatory agencies which shall have jurisdiction over the subject matter of this Agreement.

21. NON-EXCLUSIVE. The parties hereto agree that nothing contained in this Agreement shall be construed as creating an exclusive relationship between the parties, except that during the period when an

ASC is installed at a ASC Site, KINKO'S shall not install or use any competing automatic shipping system in the ASC Site. Subject to the foregoing, this Agreement is non-exclusive and nothing in this Agreement shall prevent the other party from entering into the same or similar relationship with others; or from developing similar or competing relationships with others.

22. RELATIONSHIP OF PARTIES. This Agreement does not make either party the employee, agent, franchisee, fiduciary or legal representative of the other party for any purpose whatsoever. Neither party shall have any authority to bind the other party in agreements with third parties. In fulfilling their obligations hereunder, each party shall act as an independent contractor.

23. AMENDMENTS. No change, alteration or amendment to this Agreement shall be valid unless made in writing and signed by the duly authorized representative of each party.

24. NO ASSIGNMENT. Except as provided herein, neither party shall have any right to transfer or assign its rights or obligations under this Agreement to any third party without prior written consent of the other party; except that either party may assign or transfer its interest under this Agreement to any successor by merger or consolidation or an entity which acquires substantially all of the assets of such party and which agrees to assume, and be bound by the terms of this Agreement. Notwithstanding anything herein to the contrary, either party shall have the right to assign, transfer, convey, sell, encumber or in any way alienate all or any part of this Agreement (collectively "transfer") to any of its partners, related entities, subsidiaries or affiliates, or to a successor entity in the event of merger, reorganization, consolidation, transfer, sale, stock purchase, public offering or other change of ownership (collectively "affiliate") without consent of or recourse by the other party provided that at the time of such transfer the affiliate (i) is capable of performing and is legally authorized to perform all of the transferring party's obligations hereunder, (ii) has a net worth in excess of the transferring party prior to the transaction and (iii) consents in writing to such transfer.

25. NOTICES. Any notice required or permitted to be given under this agreement is effective upon receipt by the party to be charged with notice, shall be given in writing, and may be delivered by (a) personal service, (b) registered mail, postage prepaid, addressed to the other party, (c) overnight delivery services such as United Parcel Service, or (d) facsimile with confirmation of delivery:

                    Wendell Wilson
                    KINKO'S, Inc.
                    255 W. Stanley Avenue
                    Ventura, CA  93001-8000

                    with a copy to:

                    Stuart Blake
                    KINKO'S, Inc.
                    255 W. Stanley Avenue
                    Ventura, CA  93001-8000

                    U-SHIP, Inc.
                    5583 West 78th Street
                    Edina, Minnesota 55439
                    Attention: Bruce H. Senske

26. GOVERNING LAW; ARBITRATION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California. Except as hereinafter provided, any disputes between the parties and based upon or arising out of this Agreement shall be subject to resolution through consultation of the parties in good faith. If such consultation should fail to result in a resolution of the disputes, then each dispute not so resolved may, on demand of either of the parties hereto, be submitted to binding arbitration in accordance with the rules of the American Arbitration Association ("AAA"). Such arbitration shall be governed by the United States Federal Arbitration Act ("FAA"), 9 U.S.C. sec.1, et A. In the event any rule or procedure of the AAA applicable to such proceeding shall be in conflict with the FAA or established case law under the FAA, the FAA shall prevail and preempt any other interpretations, rules, or procedures to the contrary. Unless the parties mutually agree otherwise, the proceedings shall not be administered by the AAA; rather, the proceeding shall be administered by a single arbitrator agreed upon by the parties.. If the parties cannot agree upon a single arbitrator, a panel of three arbitrators shall be selected in the following manner: KINKO'S and U-SHIP shall each select one (1) arbitrator who shall be free from conflict of interest with respect to the subject matter and the parties to the proceeding. Any arbitrator who is appointed shall answer any reasonable interrogatories propounded by another party regarding the qualifications and the existence of any conflict of interest, and such answers may be used to disqualify or challenge such arbitrator. The arbitrators so selected shall designate a third arbitrator who shall, similarly, be free of any conflict of interest. The arbitrators shall act based upon a decision of the majority of them. If any arbitrator fails or ceases to act, or is disqualified, such arbitrator shall be redesignated or appointed in the manner and by the same person or persons who originally appointed him or her. The arbitration proceedings shall be held in San Francisco, California or such other location as the parties may mutually agree. For the purpose of enforcing the provisions of this Section, KINKO'S consents to the personal jurisdiction of the United States Federal District Court in the State of California, U.S.A., and U-SHIP consents to the personal jurisdiction of the United States Federal District Court for the Southern District of California, for the purpose of compelling arbitration proceedings or confirming an award rendered therein. After confirmation, either party may seek whatever assistance is desired of any additional court otherwise having jurisdiction to enforce such award. The arbitrator(s) may award a prevailing party in any arbitration proceeding hereunder any or all of the following relief or remedies: (a) judgment; (b) injunctive relief; (c) compensatory damages; or (d) interest, attorney's fees and other reasonable and necessary costs (including, without limitation, fees of arbitrators, transcripts, hearing rooms, and expenses of arbitrators). The parties agree that no award in arising out of or in connection with this Agreement shall consist of or include punitive damages. The parties agree that this provision for arbitration shall not be interpreted to prevent injunctive relief pending resolution of any dispute hereunder through arbitration.

27. TAXES. U-SHIP shall be solely responsible for and shall pay all assessments, taxes, including sales taxes and/or other governmental charges pertaining to the use and ownership of the ASC, however designated, and which are now or hereafter imposed under or by any governmental agency or authority, except such taxes which may be applicable to the commission collected by KINKO'S pursuant to Section 12 hereinabove.

28. JOINT MARKETING. On a local or regional basis, as appropriate based upon the number of ASC locations in any given region, KINKO'S shall use good faith efforts to market the package-shipping capability represented by the ASC, within the restrictions of proper use of U-SHIP'S trademarks and trade names as provided herein. U-SHIP shall provide ongoing support information and advice for KINKO'S advertising and promotion of the ASC. No less than annually, U-SHIP and KINKO'S shall meet and cooperate on an advertising plan and strategy for the following year.

29. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof, and all oral communications, negotiations and agreements between the parties which took place prior to the effective date hereof are merged into this Agreement.

30. EXHIBITS. The following exhibits are attached to this Agreement and are, by this reference, hereby incorporated and shall be treated as if set forth in full herein:

     Exhibit A:     ASC Sites
     Exhibit B:     Description of Work
     Exhibit C:     Installation Request Form
     Exhibit D:     Existing Leases
     Exhibit E:     Specifications for ASC Site Preparation

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

                                   U-SHIP, INC.



                                   By:         /S/ BRUCE SENSKE
                                      --------------------------------------
                                        Bruce H. Senske,
                                        Chairman and CEO

                                   KINKO'S, Inc.



                                   By:         /S/ WENDELL WILSON
                                      --------------------------------------
                                        Wendell Wilson, Vice President
                                        Operations & Product Management

                                KINKO'S LOCATIONS
                                ROLL-OUT SCHEDULE
                                    EXHIBIT A

LOCATION                   CONTACT           TITLE                     NUMBER OF
                                                                        ASCS
City              ST

Fort Smith        AR       Wayne Rogers      Branch Office Manager      1
Brea              CA       Randal Barron     Regional Manager           10
Van Nuys          CA       Greg Williams     Branch Manager             1
San Francisco     CA       Bryan Wayson      Branch Manager             1
Palm Desert       CA       Cathie Walsh      Manager                    1
Boulder           CO       Todd Ordahl       Executive Vice President   50
Boulder           CO       Jim Gornick       Branch Manager             1
Boulder           CO       Dave Miescke      Branch Manager             1
Taylor            MI       Sue Coffaro       Regional Manager           1
Syracuse          NY       David Agosto      Branch Manager             1
Kent              OH       Wayne Matthews    Computer Svcs. Manager     5
Pittsburgh        PA       Matthew McDonald  Regional Manager           10
Waco              TX       Annisa Thomas     Manager                    1
Salt Lake City    UT       J.C. Cole         Regional Manager           10


TOTAL                                                                   93

                                    EXHIBIT B
                                   PAGE 1 OF 2

                                    THE WORK

     U-Ship, at its sole expense, hereby agrees to deliver and install automated shipping centers ("ASC's") and perform processing services, technical support and maintenance with respect to such ASC's pursuant to the following terms and conditions:

1.   INSTALLATION.

     A. Exerting its best reasonable efforts to meet any agreed installation dates, U-SHIP shall ship each ASC and install it at the designated site. Shipment of all ASCs shall be from Minneapolis, Minnesota, and, notwithstanding any other provisions of this Agreement, all expenses related to transportation and transportation insurance shall be paid by U-SHIP. Installation shall include delivery, placement, electrical attachment and telephone hook-up. U-SHIP personnel or other trained personnel shall run U-SHIP's diagnostic software and demonstrate the proper functioning of the ASC upon installation. If the ASC is not operating in accordance with specifications immediately after installation, KINKO'S may reject it, in which case U-SHIP may replace, repair or re-install the ASC until proper functioning is demonstrated.

     B. As soon as reasonably possible following installation of each ASC, but only once per site, U-SHIP personnel, either on site or by video conference, shall render individual or small-group training for the KINKO'S personnel associated with the site. Such training shall be of approximately three hours' duration and shall include delivery of a training video and a users' manual.

2.   TRANSACTION-BASED SERVICES.

     A. U-SHIP shall provide data processing services including data transfers, data handling, and credit card processing. U-SHIP's state of the art data network provide class five military security to ensure data integrity and security. Each Model 4100 ASC contacts the U-SHIP Automated Clearing House system daily. The U-SHIP Clearing House function reads in all package transactions, reformats encrypted credit card charge data for forwarding to the credit card processing service, logs activity levels against key maintenance parameters, and creates a back-up activity file for future reference, should it be required, for machine performance analysis and development of marketing statistics.

     B. Credit cards accepted by the ASC's shall be those of the VISA, MasterCard, and American Express systems. U-SHIP shall process such credit card transactions on its own behalf and for its own account and thereby collect all revenues from credit card transactions directly from the card issuers. U-SHIP shall also arrange for the possibility of use of the KINKO'S corporate credit cards in the ASC's and shall provide KINKO'S daily with the billing file for such card. Transactions involving the KINKO'S credit cards shall be deemed to be cash transactions and the associated revenues dealt with as cash according to Section 11 of this Agreement.

     C.   No less often than once per month and no more often than once per
week,   U-SHIP shall provide data on processed transactions to KINKO'S in a form reasonably requested by KINKO'S, for further analytical processing by KINKO'S. At an additional setup charge and periodic reporting fee, as agreed
upon in advance by the parties, KINKO'S may request and      U-SHIP shall
provide analytical reports as reasonably specified by KINKO'S.

     D. Assuming collection of shipping customers' payments according to the Agreement, U-SHIP shall be responsible for all payments to UPS or other shippers for shipment of the packages processed by ACS's.

                             EXHIBIT B, PAGE 2 OF 2


     E. Shipping services of U-SHIP under this Agreement shall include the following, with respect to mailing transactions conducted through use of the
ASC's: (i) handling all interactions and processing all financial transactions with the package carrier; (ii) package tracking; (iii) loss recovery; and (iv) provisions of signage and promotional materials and assistance of KINKO'S, including press releases and advertising materials for use by KINKO'S.

3.   ASC GENERAL SUPPORT.

     U-SHIP shall provide telephone support for employees of KINKO'S concerning operation or failure of ASCs, at U-SHIP's 1-800 number, provided that such employees call promptly after a problem occurs, but between the hours of 9:00 a.m. and 7:00 p.m. Eastern Standard Time, and have the following information ready: (i) ASC number, from the top of the receipts issued by the ASC, and on the Managers Screen; (ii) the product function that the ASC was performing when the problem occurred; (iii) the process that was taking place when the problem occurred; (iv) a statement of when the problem occurred; and
(v) a description of the steps that KINKO'S representatives have taken since the problem occurred and the information currently being displayed on the monitor.

4.    SOFTWARE TECHNICAL SUPPORT.

     Support for the U-SHIP Software generally consists of telephone technical assistance provided by U-SHIP relating to U-SHIP Software licensed to KINKO'S hereunder and offered during the hours specified in Section 3 above in this Exhibit B. From time to time U-SHIP or KINKO'S may notice and report material deviations between the U-SHIP Software and the U-SHIP manual for the relevant model ASC ("Software Problems"). In such cases, U-SHIP will employ reasonable efforts to correct Software Problems within 24 hours of a report thereof by KINKO'S to U-SHIP, or if U-SHIP is unable to provide such correction by telephone-to KINKO'S or to the ASC directly within 24 hours despite the use of all reasonable best efforts, then U-SHIP will supply the corrections as soon as is reasonably possible. Correction of Software Problems shall consist of supplying or transmitting to the ASC or KINKO'S, or may consist of publishing, corrections which will bring the U-SHIP Software into compliance with the relevant U-SHIP manual. Any changes in manuals in connection with this provision shall be for the purpose of removing errors in documentation, providing consistency of interpretation, or describing an update or enhancement to the U-SHIP Software.

                                   EXHIBIT C

                                    [LOGO]

                           REQUEST FOR ASC PLACEMENT


-------------------------------------------------------------------------------
LOCATION
-------------------------------------------------------------------------------
Store Name:

-------------------------------------------------------------------------------
Contacts - Store Manager:

-------------------------------------------------------------------------------
           Customer Service Manager:

-------------------------------------------------------------------------------
           Bookkeeper:

-------------------------------------------------------------------------------
Address:                               Do you go on daylight savings? YES / NO

                                       Time Zone: EASTERN  CENTRAL  MOUNTAIN
                                                  PACIFIC  ALASKA  HAWAII
-------------------------------------------------------------------------------
Phone #: (     )                       Fax #: (     )

-------------------------------------------------------------------------------
Current
UPS:    YES/NO  Postal Substation: YES/NO  Weekly store traffic:  Store hours:
Pkgs per month:
-------------------------------------------------------------------------------
Directions to Store:

-------------------------------------------------------------------------------
U-SHIP 4100             UNIT PLACEMENT SPECIFICATIONS
-------------------------------------------------------------------------------


                        Please mark (X) if specification has been met:

                    / / Phone: RJ11 wall-mounted phone jack, using a direct
                        access phone line

                    / / Power: 120 VAC; 15 amps; dedicated outlet
   [Picture]
                    / / Package drop-off within sight of the unit

                    / / Unit not placed in direct sunlight

                    / / Unit away from cart storage

                    / / Unit not placed in extreme temperatures

                    / / Area for overhead sign and shipping supplies

Dimensions:  43"(w) x 55"(h) x 31" (d)

-------------------------------------------------------------------------------
SHIPPING SUPPLIES
-------------------------------------------------------------------------------
                        Please circle   YES  or  NO  to order shipping supplies

   Are you interested in
 ordering discount shipping       If yes, a U-Ship representative will send you
 supplies to complement your       information on pricing and supplies offered.
   UPS shipping services?
-------------------------------------------------------------------------------
PROMOTIONAL DESIGN      DIMENSIONS
-------------------------------------------------------------------------------
                        For promoting your U-Ship UPS Shipping Center you will be provided with two of the following items.

     [Picture]          Please circle your two choices:
                        a)     One 44" x 30" two-sided directional sign
                        b)     One 30" x 20" two-sided directional sign
                        c)     One 6' x 3' outdoor/indoor banner

-------------------------------------------------------------------------------
Authorized Signature:                 FOR OFFICE USE ONLY:
                                      Site Number:

-------------------------------------------------------------------------------
Title or Position:                    Shipper number:


-------------------------------------------------------------------------------
Date:                                 Installation Date:


-------------------------------------------------------------------------------

                                   EXHIBIT D
                                  PAGE 1 OF 14



September 19, 1996



Mr. Greg Klausner
Kinko's Service Corporation
255 West Stanley Avenue
Ventura, California  93002-8000

Dear Greg:

This letter is to confirm that upon entering into the Installation and Marketing Agreement between Kinko's and U-Ship, U-Ship will buy out the current Kinko's lease contracts and convert the existing locations over to the terms and conditions of the new Agreement. Attached you will find a list of the current Kinko's locations that will fall under this arrangement.

Best regards,

/s/ Bryan Virgin

Bryan Virgin
Vice President, Marketing & Sales

                                   EXHIBIT D
                                  PAGE 2 OF 14


                             KINKO'S INSTALLATIONS
                             FINANCING ARRANGEMENTS



STORE NAME   LOCATION         MONTHLY FEE        FINANCING     DATE OF INSTALL
----------   --------         -----------        ---------     ---------------

Kinko's      Phoenix AZ         $160.20       Bank of Bismarck     10/14/95
Kinko's      Scottsdale AZ      $160.20       Bank of Bismarck     1/22/96

*The systems in Arizona are leased through Bank of Bismarck lease #818.

Kinko's      Bloomington MN     $159.75       Bank of Bismarck     9/24/95
Kinko's      Burnsville MN      $159.75       Bank of Bismarck     4/6/95
Kinko's      Eden Prairie MN    $159.75       Bank of Bismarck     10/12/95
Kinko's      Minneapolis MN     $159.75       Bank of Bismarck     9/25/95
Kinko's      Minnetonka MN      $159.75       Bank of Bismarck     10/17/95
Kinko's      Roseville MN       $159.75       Bank of Bismarck     9/26/95
Kinko's      St. Paul MN        $159.75       Bank of Bismarck     3/29/95

*Six systems in Minnesota are leased through Bank of Bismarck lease #813. (There is also an addendum to these lease for the seven system).

U-SHIP PAYS BANK OF BISMARCK EACH MONTH AND BILLS THE RESPECTIVE LOCATION FOR THE LEASE PAYMENT.

Kinko's      Brownsville TX     $100               U-Ship          8/29/96
Kinko's
Chicago 9    Chicago IL         $100               U-Ship          8/20/96

Kinko's      Knoxville TN       $108.25            U-Ship          6/1/96
Kinko's      Knoxville TN       $108.25            U-Ship          6/1/96

*These locations are billed monthly directly through U-Ship.

                             EXHIBIT D, PAGE 3 OF 14

LESSEE                                      SUPPLIER OF              LEASE #
                                            EQUIPMENT                  870

Name     T J KINKO'S, INC.                  U-SHIP INC.
Address  5516 LONAS ROAD SUITE #200         5583 WEST 78TH STREET
City     KNOXVILLE  State  TN  Zip  37909   EDINA, MN 55439
                                            (612) 941-4080
CONTACT                TODD JOHNSON
TELEPHONE NUMBER       423.558.8080

--------------------------------------------------------------------------------
 QUANTITY   DESCRIPTION OF EQUIPMENT                         SERIAL NUMBER(S)
--------------------------------------------------------------------------------
                                                             96050003
    2       U-SHIP MODEL 4100 AUTOMATED SHIPPING CENTER(S)   96050004
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY PAYMENTS                TERM AND NUMBER OF PAYMENTS MONTHS
----------------------------------------------------------------------------------------------------------
                                                                  Total Lease Term:                     36
 First Month            $216.50   Base Rent             $200.00   Advanced Rentals Paid:                 1
 Documentation Fee                Sales/Use tax         $ 16.50   Lease Rentals Remaining:              35
 Total Initial Payment  $216.50   Total Monthly Payment $216.50   Payments Due And Payable As Invoiced
----------------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS

LESSEE HEREBY WARRANTS AND REPRESENTS THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES, AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES. LESSEE ACKNOWLEDGES THAT THE LESSOR AND ITS ASSIGNS HAS RELIED UPON THIS REPRESENTATION IN ENTERING INTO THIS LEASE.

1. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURE'S AGENT AND LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER BASED UPON LESSEE'S JUDGMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, AND LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS OF A DESIGN, SIZE, FITNESS, AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE AND FIT FOR ITS ATTENDED PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OF ANY SUCH EQUIPMENT, THE PURPOSES AND USES OF THE LESSEE OR OTHERWISE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR HEREBY PASSES TO LESSEE ALL WARRANTIES, IF ANY RECEIVED BY LESSOR BY VIRTUE OF ITS OWNERSHIP OF THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER FOR THE USE OF THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF ANY BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT, OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT TO LESSOR OR ITS ASSIGNEE. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INTERFERENCE ORE INFRINGEMENT WITH THE USE OR ENJOYMENT OF THE EQUIPMENT, DURABILITY OR SUITABILITY OF THE EQUIPMENT FOR THE PURPOSES OR THE USES OF LESSEE OR OTHERWISE, OR THE LIKE. THERE IS NO EXPRESS OR IMPLIED WARRANTY FROM LESSOR THAT THE GOODS WILL BE FIT FOR A PARTICULAR PURPOSE, MERCHANTABLE OR FREE FROM ANY CLAIMS OF INTERFERENCE OR INFRINGEMENT. LESSEE AGREES THAT, WITH RESPECT TO ANY CLAIMS AGAINST LESSOR, THE EQUIPMENT IS DELIVERED "AS IS" AND "WITH ALL FAULTS". LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER, FOR THE USE OR THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USES THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE, ORE MAINTAIN THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER AND/OR SELLER FOR ANY CLAIM RELATED TO THE EQUIPMENT. Lessor hereby acknowledges that any manufacture's and/or seller's warranties are for the benefit of both lessor and lessee. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to equipment. Lessee understands and agrees that the Lease is an equipment lease only, and the lease does not include providing services in any matter related to or arising out of installation or operation of the equipment supplied thereunder. Notwithstanding any thing to the contrary contained in the Lease or any supporting schedules, Lessee understands and agrees that Lessor shall not be obliged in any manner to furnish or warrant the availability or suitability of any services rendered or to be rendered in connection with the equipment, including but not limited to, support or other services of any kind whatsoever. Lessee understands and agrees that any and all services rendered or to be rendered in connection wit the equipment including the installation, operation or maintenance thereof shall be provided solely by the Lessee under separate agreement between the Lessee and the provider of the services. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall and are absolute and unconditional.

2. LEASE: Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor the personal property described above and on any attached supplemental "Equipment Lease Schedule" (Hereinafter with all replacement parts, additions, repairs and accessories incorporated therein and/or affix thereto, referred to as "Equipment"). Each Equipment Lease Schedule shall be in from prescribed by Lessor and, upon the execution and delivery thereof, shall constitute a part of this Lease to the same extent as if the provisions thereof were set forth in full in this Lease; the terms "Agreement," "hereof," "herein," and "hereunder," when used in this Lease, shall mean this Lease and each Equipment Lease Schedule.

3. TERM AND RENT: THIS LEASE IS NON/CANCELABLE FOR THE TERM STATED ABOVE and shall commence upon the Date of Acceptance of the equipment and shall continue for the period specified as the "term" stated above. All rental payments shall be payable in advance. If one or more advance rental are payable, the total amount of such advance rentals shall be set forth in the Advance Rental Payment(s) section above and shall be due upon acceptance by the Lessor of this lease. Advance rentals, when received by Lessor, shall be applied to the first rent payment for the Equipment and the balance of the advance rental shall be applied to the final rental payment or payments for said Equipment. In no event shall any advance rent or any other rental payment be refunded to Lessee.

                    (CONTINUE ON REVERSE SIDE)
-------------------------------------------------------------------------------

THE UNDERSIGNED AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE AND ON THE REVERSE SIDE HEREOF, AND IN WITNESS WHEREOF, HEREBY EXECUTES THIS LEASE AND CERTIFIES THAT THE UNDERSIGNED IS DULY AUTHORIZED TO EXECUTE SAME, ON BEHALF OF OR AS THE LESSEE AND THAT HE HAS RECEIVED AN EXECUTED COPY OF THIS LEASE.

Executed this    16     day of      May     , 1996
              --------         ---------------------

NOTE: ANNEX I, ATTACHED HERETO AND INITIALED BY THE PARTIES, IS HEREBY INCORPORATED IN AND MADE A PART OF THIS AGREEMENT.

LESSEE:   T J KINKO'S, INC.        LESSOR:   U-SHIP, INC.
        ------------------------           --------------------------

BY: /s/ Todd Johnson  TITLE: President   BY:                   TITLE:
   ------------------        ----------     -----------------        ----------
despite use of all reasonable best efforts, than as soon as is reasonably possible. For purposes of this Agreement, the terms "malfunctions, errors or defects" shall mean functional deviation between the Software and the U-Ship Model 4100 Manual and "correct" shall mean solely to publish corrections which will bring such malfunctions, errors or defects into compliance with the Manual. Any changes in the User Manual shall be for the purpose of removing errors in documentation, providing consistency of interpretation or describing an update or enhancement made in the Software. This Agreement does not cover maintenance service necessitated by accident, damage in transit, neglect, misuse or abuse by RETAILER, disruption or surge of electrical power, fire, flood or any other casualty, or repair or attempted repair by any one other than U-SHIP or RETAILER at the direction of U-SHIP.

3.0-EQUIPMENT  MAINTENANCE:

U-SHIP will provide maintenance and emergency repair services as required for the Equipment. RETAILER may call for emergency repair or maintenance service during U-SHIP's normal business hours, 7:00 a.m. to 9:00 p.m. EST.
Lubricants and other materials needed to service the Equipment except consumable supplies, are provided without additional charge, and U-SHIP will take all reasonable steps to provide such repair or maintenance within twelve
(12) hours of such call by RETAILER.   Not included as normal wear is
coverage for repairs made necessary due to modification of the Equipment by RETAILER, or accident, negligence, misuse by RETAILER, external forces such as lightning, fire, smoke or water, loss of electrical power, power fluctuation, service by other than U-SHIP employees or agents (except at the direction of U-SHIP); or the use of supplies not meeting U-SHIP's specifications, which specifications shall have been provided in advance to RETAILER.

4.0-TRADEMARK STANDARDS:

U-SHIP is the exclusive owner of the name "U-SHIP" and all goodwill associated therewith. RETAILER shall use the name "U-SHIP" only in the precise manner, and in association with U-SHIP's goods and services, prescribed periodically by U-SHIP. U-SHIP represents and warrants that RETAILER may use the name "UPS" in displays and advertising, as provided or approved by U-SHIP, in association with the goods and services provided by U-SHIP hereunder.

5.0-COMMISSIONS DUE TO RETAILER:  REMITTANCE OF PAYMENTS TO U-SHIP:

U-SHIP shall pay commissions to RETAILER equal to $2.10 for each package processed at the Store and held by RETAILER for pickup. Commissions are payable by the 15th day of each month for packages processed at the Store in the preceding month. RETAILER shall remit to U-SHIP, within five (5) business days after receipt by RETAILER of an invoice therefore, the full amount of the cash service payments received by RETAILER in connection with packages processed at the store for which payment was made in cash. U-SHIP may offset commissions due to RETAILER against cash service payments received due from RETAILER by furnishing RETAILER a detailed statement thereof. In the event that RETAILER defaults in its obligation to remit to U-SHIP the full amount of cash service payments as set forth above, U-SHIP may discontinue the cash service option and require that all packages processed at the store be paid by credit card. For purposes of this Section, a default by RETAILER shall mean the failure of RETAILER to remit undisputed sums owed within thirty (30) or fifteen (15) days after such sums are due and payable. RETAILER agrees to enter into the necessary agreements to set up U-SHIP as an "EFT (Electronic Funds Transfer) or other ATM-type" direct payment vendor if cash transactions exceed 25% of total shipping transactions.

6.0-TERM:

The initial term of this Agreement shall be a thirty-six (36) month period commencing on the date of the Lease. Thereafter, this Agreement shall be automatically renewed for additional twelve (12) month periods and maybe terminated by either party on thirty (30) days' prior written notice, during such additional twelve (12) month periods.

7.0-TERMINATION:

The termination of the Lease shall automatically result in the termination of this Agreement.

8.0-DISCLAIMER OF UN-STATED WARRANTIES; LIMITATION OF LIABILITY:

THERE ARE NOT UNDERSTANDINGS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), NOT SPECIFIED HEREIN, RESPECTING THIS AGREEMENT, THE EQUIPMENT, THE SOFTWARE OR THE SERVICES TO BE PROVIDED HEREUNDER. NOTWITHSTANDING THE FOREGOING, U-SHIP AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS RETAILER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, LIABILITIES, EXPENSES AND DAMAGES OR INJURY TO PERSONS OR PROPERTY CAUSED BY ANY ASC OR ANY EMPLOYEE OR AGENT OF U-SHIP, OR CLAIMS THAT ANY PORTION OF THE ASC INFRINGES ANY COPYRIGHT OR PATENT RIGHT OF ANY THIRD PARTY. THIS AGREEMENT STATES THE ENTIRE OBLIGATION OF U-SHIP WITH RESPECT TO THE ASC. NEITHER U-SHIP NOR RETAILER SHALL BE LIABLE FOR ANY LOST PROFITS, OR FOR ANY INDIRECT, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER

Your signature is our assurance that you have the authority to enter into this Agreement.

RETAILER ACCEPTANCE:             U-SHIP INTERNATIONAL, LTD.

COMPANY. /S/ T. J. KINKO'S  DATE  5/16/96 BY
        -------------------      --------    -----------------

BY /S/ G. TODD JOHNSON           EFFECTIVE DATE UPON INSTALLATION
   ---------------------                                          ------------

                                   EXHIBIT D
                                  PAGE 4 OF 14

                           ANNEX I TO LEASE CONTRACT



Provisions to the contrary notwithstanding, upon execution of a master contract between U-Ship, Inc. and T J Kinko's, Inc. this lease will be terminated and replaced by a form lease contract approved by U-Ship, Inc. and T J Kinko's, Inc. for use with a master contract, and both parties hereto shall sign such form, which shall become effective retroactive to the date of execution hereof.

T J Kinko's, Inc.                        U-Ship, Inc.


By  /S/ G. TODD JOHNSON                  By
  -----------------------                  --------------------






                                   EXHIBIT D
                                  PAGE 5 OF 14

                                   U-SHIP INC.
                SOFTWARE, INSTALLATION AND MAINTENANCE AGREEMENT
                             FOR KINKO'S CHICAGO 9

U-Ship Inc. herein referred to as "U-SHIP", hereby agrees to provide the services set forth below with respect to the equipment used by RETAILER (the "Equipment") pursuant to the terms of this agreement (the "Agreement") and U-SHIP's proprietary software licensed to RETAILER pursuant to the terms of this Agreement (the "Software").

1.0-INSTALLATION OF THE AUTOMATED SHIPPING SERVICE:

U-SHIP shall install the Equipment and Software (collectively, the "Automated Shipping Center", "ASC") at the location designated by the RETAILER (the "Store"). Installation shall include delivery, placement, electrical plug in, and telephone hook-up to telephone and power hook-up requirements as defined in Section 1.3. RETAILER will have the right to reject any ASC if, the ASC or the Software has malfunctions, errors or defects.

1.1-GENERAL SERVICES PROVIDED BY U-SHIP:

U-SHIP shall, at its sole cost and expense:

  /-/ handle all interactions and process all financial transactions with UPS or other designated carriers

  /-/ provide customer service, including customer package tracking and loss recovery

  /-/  process all credit card transactions

  /-/  provide training to RETAILER personnel in the performance of their duties

  /-/ prepare and submit standard usage reports to RETAILER no less than once a month and no more often than once a week, at U-SHIP's discretion

  /-/ provide signage and promotional materials and assistance to RETAILER, including advertising materials for use by RETAILER

1.2-SUPPORT SERVICES PROVIDED BY U-SHIP:

U-SHIP shall provide on-line ASC maintenance and support through U-SHIP's support staff who shall research the problem encountered by RETAILER and then communicate the problem resolution to RETAILER. Upon taking a call from RETAILER, the support engineer will review the problem with RETAILER and record RETAILER's description of the problem. U-SHIP will then make all reasonable attempts to solve the problem over the phone or through remote technical diagnostics. If the problem requires additional research or testing, the support representative will take the RETAILER'S phone number and respond as quickly as possible.

When calling U-SHIP support staff, the RETAILER should have the following information ready:

  /-/ Automated Shipping Center #, the ASC # is printed on the top of every receipt and in the Managers Screen.

  /-/  The product function RETAILER was using when the problem occurred.

  /-/ The process that was taking place when the problem occurred and when the problem occurred?

  /-/ The steps the RETAILER has taken since the problem occurred and the information currently being displayed on the monitor?

The support representative will measure the severity of the problem in terms of data integrity and time frame and will make all reasonable efforts to resolve both to RETAILER's satisfaction.

1.3-RETAILER'S COMMITMENT:

RETAILER hereby makes the following commitments with respect to the installation and operation of the ASC and agrees to provide the following at its sole cost and expense:

  /-/ provide five (5) square feet of high traffic retail floor space and adequate storage facilities to provide secure package storage

  /-/ provide for 110 volt power and a direct access telephone line hook-up at the location where the ASC is to be installed

  /-/ provide adequate personnel to accept packages, stamp receipts and collect cash service payments

  /-/ provide routine site services such as cleaning, restocking label and printer paper

  /-/ pay any and all federal, state or local taxes associated with the services provided by the ASC except for taxes based on U-SHIP's income

  /-/  provide adequate insurance with respect to the ASC equipment

2.0-SOFTWARE LICENSE AND  MAINTENANCE:

U-SHIP grants RETAILER a non-exclusive, non-transferable license to use the Software for the sole purpose of operating the ASC at the installed Store Location. RETAILER acquires no right, title or interest in the Software pursuant to this Agreement, and RETAILER shall take all steps necessary to prevent the Software from being acquired or copied by unauthorized persons or used other than as authorized in this Agreement or in writing by U-SHIP. The software maintenance to be provided hereunder shall consist of toll free telephone technical assistance provided by U-SHIP relating to Software licensed to RETAILER hereunder. From time to time, U-SHIP may offer updates and/or enhancements to the Software. Updates are features, minor enhancements or problem corrections that are added to the Software and issued periodically to customers of U-SHIP for no additional cost. U-SHIP may also develop additional features that add significant functionality to the Software which may be sold separately as enhancements. If the RETAILER elects to buy an enhancement the RETAILER shall be charged the then current price therefor, and such enhancements shall be covered by the terms of this Agreement. U-SHIP will employ reasonable efforts to correct malfunctions, errors or defects in the Software within twelve (12) hours of a report thereof by RETAILER to U-SHIP, or if U-Ship is unable to provide such correction within twelve (12) hours despite use of all reasonable best efforts, than as soon as is reasonably possible. For purposes of this Agreement, the terms

                                   EXHIBIT D
                                  PAGE 6 OF 14

"malfunctions, errors or defects" shall mean functional deviation between the Software and the U-Ship Model 4100 Manual and "correct" shall mean solely to publish corrections which will bring such malfunctions, errors or defects into compliance with the Manual. Any changes in the User Manual shall be for the purpose of removing errors in documentation, providing consistency of interpretation or describing an update or enhancement made in the Software. This Agreement does not cover maintenance service necessitated by accident, damage in transit, neglect, misuse or abuse by RETAILER, disruption or surge of electrical power, fire, flood or any other casualty, or repair or attempted repair by any one other than U-SHIP or RETAILER at the direction of U-Ship.

3.0-EQUIPMENT USAGE /  MAINTENANCE:

The RETAILER acquires no right title or interest in the hardware pursuant to this agreement. U-SHIP will provide maintenance and emergency repair services as required for the Equipment. RETAILER may call for emergency repair or maintenance service during U-SHIP's normal business hours, 7:00 a.m. to 9:00 p.m. EST. Lubricants and other materials needed to service the Equipment except consumable supplies, are provided without additional charge, and U-SHIP will take all reasonable steps to provide such repair or maintenance within twelve (12) hours of such call by RETAILER. Not included as normal wear is coverage for repairs made necessary due to modification of the Equipment by RETAILER, or accident, negligence, misuse by RETAILER, external forces such as lightning, fire, smoke or water, loss of electrical power, power fluctuation, service by other than U-SHIP employees or agents (except at the direction of U-SHIP); or the use of supplies not meeting U-SHIP's specifications, which specifications shall have been provided in advance to RETAILER.

4.0-TRADEMARK STANDARDS:

U-SHIP is the exclusive owner of the name "U-SHIP" and all goodwill associated therewith. RETAILER shall use the name "U-SHIP" only in the precise manner, and in association with U-SHIP's goods and services, prescribed periodically by U-SHIP. U-SHIP represents and warrants that RETAILER may use the name "UPS" in displays and advertising, as provided or approved by U-SHIP, in association with the goods and services provided by U-SHIP hereunder.

5.0-COMMISSIONS DUE TO RETAILER:  REMITTANCE OF PAYMENTS TO U-SHIP:

U-SHIP shall pay commissions to RETAILER to at $2.10 per package (pending completion of corporate contract) processed at the Store and held by RETAILER for pickup. Commissions are payable by the 15th day of each month for packages processed at the Store in the preceding month. RETAILER shall remit to U-SHIP, within five (5) business days after receipt by RETAILER of an invoice therefore, the full amount of the cash service payments received by RETAILER in connection with packages processed at the store for which payment was made in cash. U-SHIP may offset commissions due to RETAILER against cash service payments received due from RETAILER by furnishing RETAILER a detailed
statement thereof.   In the event that RETAILER defaults in its obligation to
remit to U-SHIP the full amount of cash service payments as set forth above, U-SHIP may discontinue the cash service option and require that all packages processed at the store be paid by credit card. For purposes of this Section, a default by RETAILER shall mean the failure of RETAILER to remit undisputed sums owed within thirty (30) or fifteen (15) days after such sums are due and payable. RETAILER agrees to enter into the necessary agreements to set up U-SHIP as an "EFT (Electronic Funds Transfer) or other ATM-type" direct payment vendor if cash transactions exceed 25% of total shipping transactions.

6.0-TERM:

The term of this Agreement shall be for a thirty-six month period commencing on the date of installation and training. A $100 fee for installation and maintenance will be billed monthly by U-Ship to Chicago 9 directly. This agreement will be re-established with Kinko's Chicago 9 per the terms and conditions of the Kinko's Inc. national program.

7.0-TERMINATION:

The termination of the Software, Installation and Marketing Agreement shall automatically result in the termination of this Agreement.

8.0-DISCLAIMER OF UN-STATED WARRANTIES; LIMITATION OF LIABILITY:

THERE ARE NOT UNDERSTANDINGS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), NOT SPECIFIED HEREIN, RESPECTING THIS AGREEMENT, THE EQUIPMENT, THE SOFTWARE OR THE SERVICES TO BE PROVIDED HEREUNDER. NOTWITHSTANDING THE FOREGOING, U-SHIP AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS RETAILER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, LIABLILITES, EXPENSES AND DAMAGES OR INJURY TO PERSONS OR PROPERTY CAUSED BY ANY ASC OR ANY EMPLOYEE OR AGENT OF U-SHIP, OR CLAIMS THAT ANY PORTION OF THE ASC INFRINGES ANY COPYRIGHT OR PATENT RIGHT OF ANY THIRD PARTY. THIS AGREEMENT STATES THE ENTIRE OBLIGATION OF U-SHIP WITH RESPECT TO THE ASC. NEITHER U-SHIP NOR RETAILER SHALL BE LIABILE FOR ANY LOST PROFITS, OR FOR ANY INDIRECT, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER

Your signature is our assurance that you have the authority to enter into this Agreement.

RETAILER ACCEPTANCE:                   U-SHIP INC.

Kinko's Chicago 9                      By
                                          ----------------------

By  /S/ PAUL CALES      Date  AUGUST 15, 1996  Effective Date
  -------------------        ----------------                 -----------------

                                   EXHIBIT D
                                  PAGE 7 OF 14

                                   U-SHIP INC.
                SOFTWARE, INSTALLATION AND MAINTENANCE AGREEMENT
                          FOR KINKO'S OF BROWNSVILLE

U-Ship Inc. herein referred to as "U-SHIP", hereby agrees to provide the services set forth below with respect to the equipment used by RETAILER (the "Equipment") pursuant to the terms of this agreement (the "Agreement") and U-SHIP's proprietary software licensed to RETAILER pursuant to the terms of this Agreement (the "Software").

1.0-INSTALLATION OF THE AUTOMATED SHIPPING SERVICE:

U-SHIP shall install the Equipment and Software (collectively, the "Automated Shipping Center", "ASC") at the location designated by the RETAILER (the "Store"). Installation shall include delivery, placement, electrical plug in, and telephone hook-up to telephone and power hook-up requirements as defined in Section 1.3. RETAILER will have the right to reject any ASC if, the ASC or the Software has malfunctions, errors or defects.

1.1-GENERAL SERVICES PROVIDED BY U-SHIP:

U-SHIP shall, at its sole cost and expense:

  /-/ handle all interactions and process all financial transactions with UPS or other designated carriers

  /-/ provide customer service, including customer package tracking and loss recovery

  /-/  process all credit card transactions

  /-/  provide training to RETAILER personnel in the performance of their duties

  /-/ prepare and submit standard usage reports to RETAILER no less than once a month and no more often than once a week, at U-SHIP's discretion

  /-/ provide signage and promotional materials and assistance to RETAILER, including advertising materials for use by RETAILER

1.2-SUPPORT SERVICES PROVIDED BY U-SHIP:

U-SHIP shall provide on-line ASC maintenance and support through U-SHIP's support staff who shall research the problem encountered by RETAILER and then communicate the problem resolution to RETAILER. Upon taking a call from RETAILER, the support engineer will review the problem with RETAILER and record RETAILER's description of the problem. U-SHIP will then make all reasonable attempts to solve the problem over the phone or through remote technical diagnostics. If the problem requires additional research or testing, the support representative will take the RETAILER'S phone number and respond as quickly as possible.

When calling U-SHIP support staff, the RETAILER should have the following information ready:

  /-/ Automated Shipping Center #, the ASC # is printed on the top of every receipt and in the Managers Screen.

  /-/  The product function RETAILER was using when the problem occurred.

  /-/ The process that was taking place when the problem occurred and when the problem occurred?

  /-/ The steps the RETAILER has taken since the problem occurred and the information currently being displayed on the monitor?

The support representative will measure the severity of the problem in terms of data integrity and time frame and will make all reasonable efforts to resolve both to RETAILER's satisfaction.

1.3-RETAILER'S COMMITMENT:

RETAILER hereby makes the following commitments with respect to the installation and operation of the ASC and agrees to provide the following at its sole cost and expense:

  /-/ provide five (5) square feet of high traffic retail floor space and adequate storage facilities to provide secure package storage

  /-/ provide for 110 volt power and a direct access telephone line hook-up at the location where the ASC is to be installed

  /-/ provide adequate personnel to accept packages, stamp receipts and collect cash service payments

  /-/ provide routine site services such as cleaning, restocking label and printer paper

  /-/ pay any and all federal, state or local taxes associated with the services provided by the ASC except for taxes based on U-SHIP's income

  /-/  provide adequate insurance with respect to the ASC equipment

2.0-SOFTWARE LICENSE AND  MAINTENANCE:

U-SHIP grants RETAILER a non-exclusive, non-transferable license to use the Software for the sole purpose of operating the ASC at the installed Store Location. RETAILER acquires no right, title or interest in the Software pursuant to this Agreement, and RETAILER shall take all steps necessary to prevent the Software from being acquired or copied by unauthorized persons or used other than as authorized in this Agreement or in writing by U-SHIP. The software maintenance to be provided hereunder shall consist of toll free telephone technical assistance provided by U-SHIP relating to Software licensed to RETAILER hereunder. From time to time, U-SHIP may offer updates and/or enhancements to the Software. Updates are features, minor enhancements or problem corrections that are added to the Software and issued periodically to customers of U-SHIP for no additional cost. U-SHIP may also develop additional features that add significant functionality to the Software which may be sold separately as enhancements. If the RETAILER elects to buy an enhancement the RETAILER shall be charged the then current price therefor, and such enhancements shall be covered by the terms of this Agreement. U-SHIP will employ reasonable efforts to correct malfunctions, errors or defects in the Software within twelve (12) hours of a report thereof by RETAILER to U-SHIP, or if U-Ship is unable to provide such correction within twelve (12) hours despite use of all reasonable best efforts, than as soon as is reasonably possible. For purposes of this Agreement, the terms

                                   EXHIBIT D
                                  PAGE 8 OF 14

"malfunctions, errors or defects" shall mean functional deviation between the Software and the U-Ship Model 4100 Manual and "correct" shall mean solely to publish corrections which will bring such malfunctions, errors or defects into compliance with the Manual. Any changes in the User Manual shall be for the purpose of removing errors in documentation, providing consistency of interpretation or describing an update or enhancement made in the Software. This Agreement does not cover maintenance service necessitated by accident, damage in transit, neglect, misuse or abuse by RETAILER, disruption or surge of electrical power, fire, flood or any other casualty, or repair or attempted repair by any one other than U-SHIP or RETAILER at the direction of U-Ship.

3.0-EQUIPMENT USAGE /  MAINTENANCE:

The RETAILER acquires no right title or interest in the hardware pursuant to this agreement. U-SHIP will provide maintenance and emergency repair services as required for the Equipment. RETAILER may call for emergency repair or maintenance service during U-SHIP's normal business hours, 7:00 a.m. to 9:00 p.m. EST. Lubricants and other materials needed to service the Equipment except consumable supplies, are provided without additional charge, and U-SHIP will take all reasonable steps to provide such repair or maintenance within twelve (12) hours of such call by RETAILER. Not included as normal wear is coverage for repairs made necessary due to modification of the Equipment by RETAILER, or accident, negligence, misuse by RETAILER, external forces such as lightning, fire, smoke or water, loss of electrical power, power fluctuation, service by other than U-SHIP employees or agents (except at the direction of U-SHIP); or the use of supplies not meeting U-SHIP's specifications, which specifications shall have been provided in advance to RETAILER.

4.0-TRADEMARK STANDARDS:

U-SHIP is the exclusive owner of the name "U-SHIP" and all goodwill associated therewith. RETAILER shall use the name "U-SHIP" only in the precise manner, and in association with U-SHIP's goods and services, prescribed periodically by U-SHIP. U-SHIP represents and warrants that RETAILER may use the name "UPS" in displays and advertising, as provided or approved by U-SHIP, in association with the goods and services provided by U-SHIP hereunder.

5.0-COMMISSIONS DUE TO RETAILER:  REMITTANCE OF PAYMENTS TO U-SHIP:

U-SHIP shall pay commissions to RETAILER to at $2.10 per package (pending completion of corporate contract) processed at the Store and held by RETAILER for pickup. Commissions are payable by the 15th day of each month for packages processed at the Store in the preceding month. RETAILER shall remit to U-SHIP, within five (5) business days after receipt by RETAILER of an invoice therefore, the full amount of the cash service payments received by RETAILER in connection with packages processed at the store for which payment was made in cash. U-SHIP may offset commissions due to RETAILER against cash service payments received due from RETAILER by furnishing RETAILER a detailed
statement thereof.   In the event that RETAILER defaults in its obligation to
remit to U-SHIP the full amount of cash service payments as set forth above, U-SHIP may discontinue the cash service option and require that all packages processed at the store be paid by credit card. For purposes of this Section, a default by RETAILER shall mean the failure of RETAILER to remit undisputed sums owed within thirty (30) or fifteen (15) days after such sums are due and payable. RETAILER agrees to enter into the necessary agreements to set up U-SHIP as an "EFT (Electronic Funds Transfer) or other ATM-type" direct payment vendor if cash transactions exceed 25% of total shipping transactions.

6.0-TERM:

The term of this Agreement shall be for a thirty-six month period commencing on the date of installation and training. A $100 fee for installation and maintenance will be billed monthly by U-Ship to Chicago 9 directly. This agreement will be re-established with Kinko's Chicago 9 per the terms and conditions of the Kinko's Inc. national program.

7.0-TERMINATION:

The termination of the Software, Installation and Marketing Agreement shall automatically result in the termination of this Agreement.

8.0-DISCLAIMER OF UN-STATED WARRANTIES; LIMITATION OF LIABILITY:

THERE ARE NOT UNDERSTANDINGS, AGREEMENTS, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), NOT SPECIFIED HEREIN, RESPECTING THIS AGREEMENT, THE EQUIPMENT, THE SOFTWARE OR THE SERVICES TO BE PROVIDED HEREUNDER. NOTWITHSTANDING THE FOREGOING, U-SHIP AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS RETAILER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, LIABLILITES, EXPENSES AND DAMAGES OR INJURY TO PERSONS OR PROPERTY CAUSED BY ANY ASC OR ANY EMPLOYEE OR AGENT OF U-SHIP, OR CLAIMS THAT ANY PORTION OF THE ASC INFRINGES ANY COPYRIGHT OR PATENT RIGHT OF ANY THIRD PARTY. THIS AGREEMENT STATES THE ENTIRE OBLIGATION OF U-SHIP WITH RESPECT TO THE ASC. NEITHER U-SHIP NOR RETAILER SHALL BE LIABILE FOR ANY LOST PROFITS, OR FOR ANY INDIRECT, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES HEREUNDER

Your signature is our assurance that you have the authority to enter into this Agreement.

RETAILER ACCEPTANCE:                   U-SHIP INC.

Kinko's of Brownsville                 By
                                          ----------------------

By  /S/ DAVID RILEY     Date  JULY  23, 1996   Effective Date
  -------------------        ----------------                 -----------------


                                   EXHIBIT D
                                  PAGE 9 OF 14

 LESSEE                                        SUPPLIER OF
                                               EQUIPMENT

Name     Kinko's of Arizona                    U-Ship International, Ltd.
Address  4110 N. Scottsdale Road Ste. #150     5583 West 78th Street
City     Scottsdale  State  AZ  Zip 85251      Edina, MN 55439
                                               (612) 941-4080
Contact  Brenda Helfert
Telephone Number  602.990.3636

--------------------------------------------------------------------------------
 QUANTITY   DESCRIPTION OF EQUIPMENT                         SERIAL NUMBER(S)

    1       U-SHIP MODEL 4100 AUTOMATED SHIPPING CENTER(S)   95090011
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY PAYMENTS                TERM AND NUMBER OF PAYMENTS ber of
----------------------------------------------------------------------------------------------------------
                                                                  Total Lease Term:                     60
 First Month            $160.20   Base Rent             $150.00   Advanced Rentals Paid:                 1
 Documentation Fee      $ 25.00   Sales/Use tax         $ 10.20   Lease Rentals Remaining:              59
 Total Initial Payment  $185.20   Total Monthly Payment $160.20   Payments Due And Payable As Invoiced
----------------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS

LESSEE HEREBY WARRANTS AND REPRESENTS THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES, AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES. LESSEE ACKNOWLEDGES THAT THE LESSOR AND ITS ASSIGNS HAS RELIED UPON THIS REPRESENTATION IN ENTERING INTO THIS LEASE.

1. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURE'S AGENT AND LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER BASED UPON LESSEE'S JUDGMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, AND LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS OF A DESIGN, SIZE, FITNESS, AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE AND FIT FOR ITS ATTENDED PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OF ANY SUCH EQUIPMENT, THE PURPOSES AND USES OF THE LESSEE OR OTHERWISE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR HEREBY PASSES TO LESSEE ALL WARRANTIES, IF ANY RECEIVED BY LESSOR BY VIRTUE OF ITS OWNERSHIP OF THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER FOR THE USE OF THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF ANY BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT, OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT TO LESSOR OR ITS ASSIGNEE. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INTERFERENCE ORE INFRINGEMENT WITH THE USE OR ENJOYMENT OF THE EQUIPMENT, DURABILITY OR SUITABILITY OF THE EQUIPMENT FOR THE PURPOSES OR THE USES OF LESSEE OR OTHERWISE, OR THE LIKE. THERE IS NO EXPRESS OR IMPLIED WARRANTY FROM LESSOR THAT THE GOODS WILL BE FIT FOR A PARTICULAR PURPOSE, MERCHANTABLE OR FREE FROM ANY CLAIMS OF INTERFERENCE OR INFRINGEMENT. LESSEE AGREES THAT, WITH RESPECT TO ANY CLAIMS AGAINST LESSOR, THE EQUIPMENT IS DELIVERED "AS IS" AND "WITH ALL FAULTS". LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER, FOR THE USE OR THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USES THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE, ORE MAINTAIN THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER AND/OR SELLER FOR ANY CLAIM RELATED TO THE EQUIPMENT. Lessor hereby acknowledges that any manufacture's and/or seller's warranties are for the benefit of both lessor and lessee. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to equipment. Lessee understands and agrees that the Lease is an equipment lease only, and the lease does not include providing services in any matter related to or arising out of installation or operation of the equipment supplied thereunder. Notwithstanding any thing to the contrary contained in the Lease or any supporting schedules, Lessee understands and agrees that Lessor shall not be obliged in any manner to furnish or warrant the availability or suitability of any services rendered or to be rendered in connection with the equipment, including but not limited to, support or other services of any kind whatsoever. Lessee understands and agrees that any and all services rendered or to be rendered in connection wit the equipment including the installation, operation or maintenance thereof shall be provided solely by the Lessee under separate agreement between the Lessee and the provider of the services. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall and are absolute and unconditional.

2. LEASE: Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor the personal property described above and on any attached supplemental "Schedule A" (Hereinafter with all replacement parts, additions, repairs and accessories incorporated therein and/or affix thereto, referred to as "Equipment").

3. TERM AND RENT: THIS LEASE IS NON/CANCELABLE FOR THE TERM STATED ABOVE and shall commence upon the Date of Acceptance of the equipment and shall continue for the period specified as the "term" stated above. All rental payments shall be payable in advance. If one or more advance rental are payable, the total amount of such advance rentals shall be set forth in the Advance Rental Payment(s) section above and shall be due upon acceptance by the Lessor of this lease. Advance rentals, when received by Lessor, shall be applied to the first rent payment for the Equipment and the balance of the advance rental shall be applied to the final rental payment or payments for said Equipment. In no event shall any advance rent or any other rental payment be refunded to Lessee.

                    (CONTINUE ON REVERSE SIDE)
-------------------------------------------------------------------------------

THE UNDERSIGNED AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE AND ON THE REVERSE SIDE HEREOF, AND IN WITNESS WHEREOF, HEREBY EXECUTES THIS LEASE AND CERTIFIES THAT THE UNDERSIGNED IS DULY AUTHORIZED TO EXECUTE SAME, ON BEHALF OF OR AS THE LESSEE AND THAT HE HAS RECEIVED AN EXECUTED COPY OF THIS LEASE

Executed this      20      day of  September , 1995
              ------------        -------------------

LESSEE:  Kinko's of Arizona    LESSOR:  MLC Commercial Leasing
       ----------------------         ----------------------------

BY:/s/ Brenda Helfert  TITLE: President  BY: /S/ Carl Beaumont  TITLE: President
   -------------------       -----------    -------------------       ----------

                                   EXHIBIT D
                                 PAGE 10 OF 14

                            MLC  COMMERCIAL LEASING
                           604-251 TWELVE OAKS CENTER
                            15500 WAYZATA BOULEVARD
                               WAYZATA, MN  55391


                            EQUIPMENT LEASE SCHEDULE


          SCHEDULE NO.    ONE           TO LEASE AGREEMENT #     818
                       ---------------                       ------------------
          DATED    11/21/95
                -------------------------

1. DESCRIPTION OF LEASED EQUIPMENT:    1       U-Ship Model 4100 Automated
                                    -------      Shipping Center(s)

Serial # 95110013





2. TERM AND RENTAL PAYMENTS:

---------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY                         TERM AND NUMBER
---------------------------------------------------------------------------------------------
                                                                  Total Lease Term:         60
 First Month           $160.20    Base Rent             $150.00   Advanced Rentals Paid:    1
 Documentation Fee                Sales/Use tax         $ 10.20   Lease Rentals
 Total Initial Payment $160.20    Total Monthly Payment $160.20    (Payments Due And Payable
                                                                    As Invoiced)
---------------------------------------------------------------------------------------------

3. OTHER PROVISIONS:




The undersigned agree to all the terms and conditions set forth above and IN
WITNESS WHEREOF LESSOR and LESSEE hereby execute this Lease this   27  day of
                                                                 -----
day of   NOVEMBER, 1995.
       ----------------

MLC COMMERCIAL LEASING                 KINKO'S OF ARIZONA
-------------------------------        -------------------------------------
LESSOR                                 LESSEE


By:     /S/ CARL BEAUMONT              By:     /S/ DANNY WILSON
    ---------------------------            ---------------------------------

Title:       PRESIDENT                 Title:      REGIONAL MANAGER
      -------------------------               ------------------------------


                                   EXHIBIT D
                                 PAGE 11 OF 14

LESSEE                                       SUPPLIER OF
                                             EQUIPMENT

Name     KINKO'S OF MINNESOTA, INC.          U-Ship International, Ltd.
     ------------------------------
Address  318 14TH AVENUE S.E.                5583 West 78th Street
        ----------------------
City     MINNEAPOLIS  State  MN Zip  55414   Edina, MN 55439
     ----------------                        (612) 941-4080

Contact  Jeff Wilkin
Telephone Number  612.623.0322

--------------------------------------------------------------------------------
 QUANTITY   DESCRIPTION OF EQUIPMENT                         SERIAL NUMBER(S)
--------------------------------------------------------------------------------
                                                             95080038  95080039
 95090022   U-Ship Model 4100 Automated Shipping Center(s)   95080040  95080041
                                                             94120022  94120021
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY PAYMENTS                TERM AND NUMBER OF PAYMENTS ber of
----------------------------------------------------------------------------------------------------------
                                                                  Total Lease Term:                     60
 First Month            $958.50   Base Rent             $900.00   Advanced Rentals Paid:                 1
 Documentation Fee      $ 25.00   Sales/Use tax         $ 58.50   Lease Rentals Remaining:              59
 Total Initial Payment  $983.50   Total Monthly Payment $958.50   Payments Due And Payable As Invoiced
----------------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS

LESSEE HEREBY WARRANTS AND REPRESENTS THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES, AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES. LESSEE ACKNOWLEDGES THAT THE LESSOR AND ITS ASSIGNS HAS RELIED UPON THIS REPRESENTATION IN ENTERING INTO THIS LEASE.

1. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURE'S AGENT AND LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER BASED UPON LESSEE'S JUDGMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, AND LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS OF A DESIGN, SIZE, FITNESS, AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE AND FIT FOR ITS ATTENDED PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OF ANY SUCH EQUIPMENT, THE PURPOSES AND USES OF THE LESSEE OR OTHERWISE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR HEREBY PASSES TO LESSEE ALL WARRANTIES, IF ANY RECEIVED BY LESSOR BY VIRTUE OF ITS OWNERSHIP OF THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER FOR THE USE OF THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF ANY BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT, OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT TO LESSOR OR ITS ASSIGNEE. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INTERFERENCE ORE INFRINGEMENT WITH THE USE OR ENJOYMENT OF THE EQUIPMENT, DURABILITY OR SUITABILITY OF THE EQUIPMENT FOR THE PURPOSES OR THE USES OF LESSEE OR OTHERWISE, OR THE LIKE. THERE IS NO EXPRESS OR IMPLIED WARRANTY FROM LESSOR THAT THE GOODS WILL BE FIT FOR A PARTICULAR PURPOSE, MERCHANTABLE OR FREE FROM ANY CLAIMS OF INTERFERENCE OR INFRINGEMENT. LESSEE AGREES THAT, WITH RESPECT TO ANY CLAIMS AGAINST LESSOR, THE EQUIPMENT IS DELIVERED "AS IS" AND "WITH ALL FAULTS". LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER, FOR THE USE OR THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USES THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE, ORE MAINTAIN THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER AND/OR SELLER FOR ANY CLAIM RELATED TO THE EQUIPMENT. Lessor hereby acknowledges that any manufacture's and/or seller's warranties are for the benefit of both lessor and lessee. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to equipment. Lessee understands and agrees that the Lease is an equipment lease only, and the lease does not include providing services in any matter related to or arising out of installation or operation of the equipment supplied thereunder. Notwithstanding any thing to the contrary contained in the Lease or any supporting schedules, Lessee understands and agrees that Lessor shall not be obliged in any manner to furnish or warrant the availability or suitability of any services rendered or to be rendered in connection with the equipment, including but not limited to, support or other services of any kind whatsoever. Lessee understands and agrees that any and all services rendered or to be rendered in connection wit the equipment including the installation, operation or maintenance thereof shall be provided solely by the Lessee under separate agreement between the Lessee and the provider of the services. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall and are absolute and unconditional.

2. LEASE: Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor the personal property described above and on any attached supplemental "Schedule A" (Hereinafter with all replacement parts, additions, repairs and accessories incorporated therein and/or affix thereto, referred to as "Equipment").

3. TERM AND RENT: THIS LEASE IS NON/CANCELABLE FOR THE TERM STATED ABOVE and shall commence upon the Date of Acceptance of the equipment and shall continue for the period specified as the "term" stated above. All rental payments shall be payable in advance. If one or more advance rental are payable, the total amount of such advance rentals shall be set forth in the Advance Rental Payment(s) section above and shall be due upon acceptance by the Lessor of this lease. Advance rentals, when received by Lessor, shall be applied to the first rent payment for the Equipment and the balance of the advance rental shall be applied to the final rental payment or payments for said Equipment. In no event shall any advance rent or any other rental payment be refunded to Lessee.

                    (CONTINUE ON REVERSE SIDE)
-------------------------------------------------------------------------------

THE UNDERSIGNED AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE AND ON THE REVERSE SIDE HEREOF, AND IN WITNESS WHEREOF, HEREBY EXECUTES THIS LEASE AND CERTIFIES THAT THE UNDERSIGNED IS DULY AUTHORIZED TO EXECUTE SAME, ON BEHALF OF OR AS THE LESSEE AND THAT HE HAS RECEIVED AN EXECUTED COPY OF THIS LEASE

Executed this   24   day of   August, 1995
              ------        ---------------

LESSEE: Kinko's of  Minnesota, Inc.     LESSOR:  MLC Commercial Leasing
       -----------------------------           --------------------------

BY: /s/ Jeff Wilkin   TITLE: President  BY: /s/ Carl Beaumont  TITLE: President
   -----------------        ----------     -------------------       ----------

                                   EXHIBIT D
                                 PAGE 12 OF 14

LESSEE                                       SUPPLIER OF
                                             EQUIPMENT

Name     KINKO'S OF MINNESOTA, INC.          U-Ship International, Ltd.
     ------------------------------
Address  318 14TH AVENUE S.E.                5583 West 78th Street
        ----------------------
City     MINNEAPOLIS  State  MN Zip  55414   Edina, MN 55439
     ----------------                        (612) 941-4080

Contact  Jeff Wilkin
Telephone Number  612.623.0322

--------------------------------------------------------------------------------
 QUANTITY   DESCRIPTION OF EQUIPMENT                         SERIAL NUMBER(S)
--------------------------------------------------------------------------------
     1      U-SHIP MODEL 4100 AUTOMATED SHIPPING CENTER(S)     95090022-1
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY PAYMENTS                TERM AND NUMBER OF PAYMENTS ber of
----------------------------------------------------------------------------------------------------------
                                                                  Total Lease Term:                     60
 First Month            $159.75   Base Rent             $150.00   Advanced Rentals Paid:                 1
 Documentation Fee      $ 25.00   Sales/Use tax         $  9.75   Lease Rentals Remaining:              59
 Total Initial Payment  $184.75   Total Monthly Payment $159.75   Payments Due And Payable As Invoiced
----------------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS

LESSEE HEREBY WARRANTS AND REPRESENTS THAT THE EQUIPMENT WILL BE USED FOR BUSINESS PURPOSES, AND NOT FOR PERSONAL, FAMILY, HOUSEHOLD, OR AGRICULTURAL PURPOSES. LESSEE ACKNOWLEDGES THAT THE LESSOR AND ITS ASSIGNS HAS RELIED UPON THIS REPRESENTATION IN ENTERING INTO THIS LEASE.

1. LESSEE ACKNOWLEDGES THAT LESSOR IS NOT THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURE'S AGENT AND LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER BASED UPON LESSEE'S JUDGMENT PRIOR TO HAVING REQUESTED LESSOR TO PURCHASE THE SAME FOR LEASING TO LESSEE, AND LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS OF A DESIGN, SIZE, FITNESS, AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE AND FIT FOR ITS ATTENDED PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUITABILITY, DURABILITY, FITNESS FOR USE AND MERCHANTABILITY OF ANY SUCH EQUIPMENT, THE PURPOSES AND USES OF THE LESSEE OR OTHERWISE. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR HEREBY PASSES TO LESSEE ALL WARRANTIES, IF ANY RECEIVED BY LESSOR BY VIRTUE OF ITS OWNERSHIP OF THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER FOR THE USE OF THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF ANY BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT, OR ANY OTHER OBLIGATION UNDER THIS AGREEMENT TO LESSOR OR ITS ASSIGNEE. LESSEE FURTHER AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTIES WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INTERFERENCE ORE INFRINGEMENT WITH THE USE OR ENJOYMENT OF THE EQUIPMENT, DURABILITY OR SUITABILITY OF THE EQUIPMENT FOR THE PURPOSES OR THE USES OF LESSEE OR OTHERWISE, OR THE LIKE. THERE IS NO EXPRESS OR IMPLIED WARRANTY FROM LESSOR THAT THE GOODS WILL BE FIT FOR A PARTICULAR PURPOSE, MERCHANTABLE OR FREE FROM ANY CLAIMS OF INTERFERENCE OR INFRINGEMENT. LESSEE AGREES THAT, WITH RESPECT TO ANY CLAIMS AGAINST LESSOR, THE EQUIPMENT IS DELIVERED "AS IS" AND "WITH ALL FAULTS". LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE CLAIM AGAINST LESSOR HEREIN FOR BREACH OF ANY WARRANTY OF ANY KIND WHATSOEVER, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER, FOR THE USE OR THE MAINTENANCE THEREOF, OR FOR THE FAILURE OF OPERATIONS THEREOF, OR FOR THE REPAIRS, SERVICE, OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USES THEREOF OR FOR ANY LOSS OF BUSINESS OR ANY OTHER DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. LESSEE ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, ERECT, TEST, SERVICE, ORE MAINTAIN THE EQUIPMENT. LESSEE SHALL LOOK TO THE MANUFACTURER AND/OR SELLER FOR ANY CLAIM RELATED TO THE EQUIPMENT. Lessor hereby acknowledges that any manufacture's and/or seller's warranties are for the benefit of both lessor and lessee. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to equipment. Lessee understands and agrees that the Lease is an equipment lease only, and the lease does not include providing services in any matter related to or arising out of installation or operation of the equipment supplied thereunder. Notwithstanding any thing to the contrary contained in the Lease or any supporting schedules, Lessee understands and agrees that Lessor shall not be obliged in any manner to furnish or warrant the availability or suitability of any services rendered or to be rendered in connection with the equipment, including but not limited to, support or other services of any kind whatsoever. Lessee understands and agrees that any and all services rendered or to be rendered in connection wit the equipment including the installation, operation or maintenance thereof shall be provided solely by the Lessee under separate agreement between the Lessee and the provider of the services. Notwithstanding the foregoing, Lessee's obligations to pay the rentals or otherwise under this Lease shall and are absolute and unconditional.

2. LEASE: Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor the personal property described above and on any attached supplemental "Schedule A" (Hereinafter with all replacement parts, additions, repairs and accessories incorporated therein and/or affix thereto, referred to as "Equipment").

3. TERM AND RENT: THIS LEASE IS NON/CANCELABLE FOR THE TERM STATED ABOVE and shall commence upon the Date of Acceptance of the equipment and shall continue for the period specified as the "term" stated above. All rental payments shall be payable in advance. If one or more advance rental are payable, the total amount of such advance rentals shall be set forth in the Advance Rental Payment(s) section above and shall be due upon acceptance by the Lessor of this lease. Advance rentals, when received by Lessor, shall be applied to the first rent payment for the Equipment and the balance of the advance rental shall be applied to the final rental payment or payments for said Equipment. In no event shall any advance rent or any other rental payment be refunded to Lessee.

                    (CONTINUE ON REVERSE SIDE)
-------------------------------------------------------------------------------

THE UNDERSIGNED AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ABOVE AND ON THE REVERSE SIDE HEREOF, AND IN WITNESS WHEREOF, HEREBY EXECUTES THIS LEASE AND CERTIFIES THAT THE UNDERSIGNED IS DULY AUTHORIZED TO EXECUTE SAME, ON BEHALF OF OR AS THE LESSEE AND THAT HE HAS RECEIVED AN EXECUTED COPY OF THIS LEASE

Executed this  26th   day of  September, 1995
              ------         ------------------

LESSEE:  Kinko's of  Minnesota, Inc.   LESSOR:   MLC Commercial Leasing
        ----------------------------          ----------------------------

BY:/s/ Jeff Wilkin TITLE: Regional Manager BY:/s/ Carl Beaumont TITLE: President
   ---------------        ----------------    -----------------        ---------

                                    EXHIBIT D
                                  PAGE 13 OF 14

                            MLC  COMMERCIAL LEASING
                           604-251 TWELVE OAKS CENTER
                            15500 WAYZATA BOULEVARD
                               WAYZATA, MN  55391


                           EQUIPMENT LEASE SCHEDULE


SCHEDULE NO.     ONE        TO LEASE AGREEMENT #        813
             -----------                         -------------------
     DATED            9/26/95
           ----------------------------

1. DESCRIPTION OF LEASED EQUIPMENT:  1     U-Ship Model 4100 Automated
                                    ----     Shipping Center(s)

Serial # 95090022






2. TERM AND RENTAL PAYMENTS:

---------------------------------------------------------------------------------------------
 INITIAL PAYMENT                  MONTHLY                         TERM AND NUMBER
---------------------------------------------------------------------------------------------
                                                                  Total Lease Term:         60
 First Month           $159.75    Base Rent             $150.00   Advanced Rentals Paid:    1
 Documentation Fee                Sales/Use tax         $  9.75   Lease Rentals Remaining   59
 Total Initial Payment $159.75    Total Monthly Payment $159.75   (Payments Due And Payable
                                                                   As Invoiced)
---------------------------------------------------------------------------------------------

3. OTHER PROVISIONS:
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________


The undersigned agree to all the terms and conditions set forth above and IN
WITNESS WHEREOF LESSOR and LESSEE hereby execute this Lease this   26   day
                                                                 ------
of   SEPTEMBER, 1995.
   ------------------


MLC COMMERCIAL LEASING                 KINKO'S OF MINNESOTA, INC.
---------------------------------      -------------------------------------
LESSOR                                 LESSEE


By:      /S/  CARL BEAUMONT            By:     /S/ JEFF WILKIN
    -----------------------------          ---------------------------------

Title:      PRESIDENT                  Title:       REGIONAL MANAGER
       --------------------------             ------------------------------


                                   EXHIBIT D
                                 PAGE 14 OF 14

                                   EXHIBIT E

                           ASC SITE SPECIFICATIONS


The following specifications must be met prior to a U-Ship ASC being installed and training conducted at a Kinko's location:

     1. Analog telephone line installed and working; RJ11 wall-mounted phone jack using a direct access phone line; Note, it does not need to be a dedicated telephone line.

     2.   Electrical Power dedicated outlet to a 120 VAC; 15 amps

     3.   A dedicated package drop-off location within sight of the ASC unit

     4. Location where ASC unit will not be placed in direct sunlight or exposed to extreme temperatures

     5.   Area for overhead or wall mounted UPS/U-Ship sign


If one or more of the above specifications are not met prior to installation and training, U-Ship shall have the right to bill Kinko's at cost for any incremental or excessive expenses incurred because of failure to meet this specifications. These expenses may involve, but are not limited to, additional travel expenses (including airfare, hotels, transportation and meals) additional training (personnel) expenses and any unusual UPS charges. U-Ship's agreement calls for training a site only once on a prearranged date. Additional training expenses for not meeting the above specifications, will be the sole responsibility of Kinko's.